                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement       [_]  Confidential, For Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DYNAMICS RESEARCH CORPORATION
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

    (5)  Total fee paid:
-------------------------------------------------------------------------------

    [_]  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------

    [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
-------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:
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    (3)  Filing Party:
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    (4)  Date Filed:
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

                         DYNAMICS RESEARCH CORPORATION
                                60 Frontage Road
                          Andover, Massachusetts 01810

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held January 30, 2001

To the Stockholders:

  The special meeting of the stockholders of Dynamics Research Corporation will be held at 9:00 a.m. on Tuesday, January 30, 2001 at 60 Frontage Road, Andover, Massachusetts, for the following purposes:

  1. To approve the 2000 Employee Stock Purchase Plan.

  2. To consider and act upon such other matters as may properly come before the meeting.

  Only stockholders of record at the close of business on December 4, 2000 are entitled to vote at the meeting. To grant a proxy to vote your shares, you must complete and return the enclosed proxy card.

                                          By order of the Board of Directors,

                                          John L. Wilkinson
                                          Clerk

December 5, 2000


                                   IMPORTANT

  All stockholders are urged to complete and mail the enclosed proxy promptly whether or not you plan to attend the meeting in person. The enclosed envelope requires no postage if mailed in the U.S.A. or Canada. Stockholders attending the meeting may revoke their proxies and personally vote on all matters which are considered. It is important that your shares be voted.

                         DYNAMICS RESEARCH CORPORATION
                               60 Frontage Road
                         Andover, Massachusetts 01810

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 30, 2001

  The accompanying proxy is solicited by the Board of Directors of Dynamics Research Corporation for voting at the special meeting of stockholders to be held on January 30, 2001, and at any postponement or adjournment, for the purposes set forth in the attached notice of meeting.

  When proxies are properly dated, executed and returned, the shares they represent will be voted at the special meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by proxies will be voted for the approval of the 2000 Employee Stock Purchase Plan. In addition, if other matters come before the special meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A stockholder giving a proxy has the power to revoke it by giving written notice to the clerk of the company prior to the special meeting or by submitting a later-dated proxy prior to the meeting.

  Stockholders of record at the close of business on December 4, 2000 are entitled to vote at the special meeting. There were 7,601,019 shares of common stock outstanding as of that date. Each share is entitled to one vote.

  This proxy statement and the enclosed proxy are being mailed to stockholders on or about the date of the notice of special meeting.

  The company is paying the cost of soliciting proxies. Employees of the company may solicit proxies by mail, telephone or in person.

                 APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

  On October 31, 2000, the Board of Directors adopted, subject to shareholder approval, the Dynamics Research Corporation 2000 Employee Stock Purchase Plan, or the Purchase Plan. The Board of Directors believes that the Purchase Plan provides a convenient and attractive way for employees to become stockholders of the company and to align their interests more closely with the stockholders. A total of 800,000 shares of common stock may be issued under the Purchase Plan, subject to adjustment for changes in the company's capitalization.

  The purchase plan is designed to give eligible employees an opportunity to purchase common stock of the company at a discount through accumulated payroll deductions. All employees of the company or designated subsidiaries who customarily work at least 20 hours per week and do not own more than 5% or more of the company's common stock are eligible to participate in the purchase plan. As of December 5, 2000, there were approximately 1,500 eligible employees.

  Employees elect to participate through payroll deductions of up to 10% of their compensation for each pay day throughout the offering period. Payroll deductions are applied to the purchase of common stock at the end of each offering period. Offering periods are three months long, and purchases occur four times a year on June 1, September 1, December 1 and March 1. The Board may change the length of the offering periods, the purchase dates and the number of offering periods per year. The purchase price is 85% of the lesser of the fair market value of the common stock at the beginning of each offering period and its fair market value at the end of the offering period. Employees cannot purchase more than 500 shares in any offering period, withhold more than $25,000 of compensation for any year or buy shares which would increase their ownership to 5% or more of the common stock

  Participants may withdraw at any time during an offering period and payroll deductions will be refunded. If a participant's employment with the company or a designated subsidiary terminates for any reason, the participant will no longer be eligible to participate in the Purchase Plan and the payroll deductions withheld during the offering period will be refunded to the participant.

  On December 4, 2000, the closing price of a share of the company's common stock on The NASDAQ Stock Market was $8.375 per share.

  Based on the law as in effect on November 27, 2000, the federal income tax consequences associated with participation in the Plan are discussed below. The discussion does not cover federal employment or other federal taxes or state, local or foreign taxes.

  A participant in the purchase plan does not realize income either at the beginning of an offering period or when the participant acquires shares at the end of an offering period. If a participant sells or otherwise disposes of shares acquired under the Purchase Plan within two years from the beginning of the option period, the participant realizes ordinary income at the time of disposition equal in general to the excess of the fair market value of the shares on the purchase date over the purchase price. A corresponding deduction is available to the company. If shares acquired upon exercise are disposed of after the two-year period described above, or if the participant dies at any time while holding the shares, ordinary income is realized in an amount equal to the lesser of (i) 15% of the fair market value of the shares at the beginning of the applicable option period, or (ii) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price. No deduction is available to the company for this amount.

  The Board of Directors recommends a vote "FOR" approval of the 2000 Employee Stock Purchase Plan.

                       COMPENSATION AND RELATED MATTERS

Performance Graph

  The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on December 30, 1994 in each of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market--Composite U.S. Index and (iii) a Peer Group of companies listed below:




                       [Performance Graph Appears Here]

CRSP Total Returns
  Index for:        12/1994   12/1995   12/1996   12/1997   12/1998   12/1999
  ----------        -------   -------   -------   -------   -------   -------
Dynamics Research
  Corporation        100.0     309.1     336.4     470.0     282.0     408.0
Nasdaq Stock Market
  (US Companies)     100.0     141.3     173.9     213.0     300.3     558.0
Self-Determined
  Peer Group         100.0     145.5     220.5     190.0     277.6     479.2

COMPANIES IN THE SELF-DETERMINED PEER GROUP

Affiliated Computer Services Inc.     BTG Inc.
CACI International                 Titan Corp.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  To the company's knowledge, the following sets forth information regarding ownership of the company's outstanding common stock on December 4, 2000 by (i) beneficial owners of more than 5% of the outstanding shares of common stock,
(ii) each director and named executive officer, and (iii) all directors and all executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.

                                                           Number of
                                                           Shares of
                                                          Common Stock   Percent
                                                          Beneficially     of
Stockholder (1)                                            Owned (2)      Class
---------------                                           ------------   -------
John S. Anderegg, Jr.....................................    808,798(3)   10.6
James P. Regan...........................................    100,000       1.3
Francis J. Aguilar.......................................     33,571(4)      *
Martin V. Joyce, Jr......................................     12,133         *
Kenneth F. Kames.........................................      9,133         *
James P. Mullins.........................................     17,893         *
John L. Wilkinson........................................     17,567         *
Chester Ju...............................................    135,534       1.8
DFA Investment Dimensions Group, Inc.....................    612,238(5)    8.1
 c/o Dimensional Fund Advisors, Inc.
 1299 Ocean Avenue--11th Floor
 Santa Monica, CA 90401
All directors and executive officers as a group
 (8 persons).............................................  1,130,629      14.9

--------
 *  Less than 1% of the outstanding shares of Common Stock.
(1) Unless otherwise indicated, each address is c/o Dynamics Research Corporation, 60 Frontage Road, Andover, MA 01810.
(2) Includes options to acquire shares which are currently exercisable or exercisable within 60 days of December 4, 2000: Mr. Regan, 100,000 shares; Mr. Aguilar, 10,253 shares; Mr. Joyce, 7,133 shares; Mr. Kames, 7,133 shares; Mr. Mullins, 10,253 shares; Mr. Wilkinson, 11,920 shares; Mr. Ju, 83,933 shares; and all directors and officers as a group.
(3) Includes 58,300 shares held by Mr. Anderegg as custodian for his children, 84,902 shares held in the estate of his deceased spouse, of which Mr. Anderegg is executor, and 8,720 shares held by his current spouse, as to all of which he disclaims beneficial ownership.
(4) Includes 11,659 shares held in a pension plan over which Dr. Aguilar has sole voting and investment power.
(5) As of December 31, 1999, Dimensional Fund Advisors Inc., a registered investment advisor, was deemed to have beneficial ownership of 612,238 shares, all of which shares were owned by investment companies and their investment vehicles for which Dimensional Fund Advisors serves as investment advisor and investment manager. Dimensional Fund Advisors disclaims beneficial ownership of all such shares.

                QUORUM, REQUIRED VOTE AND METHOD OF TABULATION

  Approval of the 2000 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of the company's common stock present or represented and entitled to vote at the special meeting. Abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders. As a result, abstentions have the same effect as negative votes. Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum.

                               OTHER INFORMATION

Stockholder Proposals

  In order for proposals of stockholders to be considered for inclusion in the proxy statement relating to the company's next annual meeting of stockholders, such proposals must have been received at the company's executive offices no later than November 10, 2000. No such proposals were received by the company by such date.

  Stockholders who wish to make proposals at the next annual meeting must notify the company no later than February 16, 2001. If a stockholder who wishes to present a proposal fails to notify the company of such intent by that date, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder's proposal, if it is properly brought before the meeting.

Other Business

  The Board of Directors does not know of any business which will be presented to the special meeting other than that referred to in the accompanying notice. If other business properly comes before the special meeting, it is intended that the proxies will be voted in the discretion of the persons voting the proxies unless specific instructions to the contrary are given.

Form 10-K and Annual Report to Stockholders

  A copy of the company's annual report on Form 10-K filed with the Securities and Exchange Commission is available to stockholders without charge by writing to the Treasurer's office, Dynamics Research Corporation, 60 Frontage Road, Andover, Massachusetts 01810-5498.

PROXY

                         DYNAMICS RESEARCH CORPORATION

                SPECIAL MEETING OF STOCKHOLDERS-JANUARY 30, 2001

The undersigned hereby appoints John S. Anderegg, Jr., James P. Regan and John
L. Wilkinson and each of them as proxies, with full power of substitution and re-substitution to each, and hereby authorizes them to represent and to vote as designated below, at the Special Meeting of Stockholders of Dynamics Research Corporation (the "Company") on January 30, 2001 at 9:00 A.M. Boston time, and at any adjournments thereof, all of the shares of the Company which the undersigned would be entitled to vote if personally present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

     1. Approval of employee stock purchase plan.

     [ ]     FOR

     [ ]     AGAINST

     [ ]     ABSTAIN


________________________________________________________________________________




Account Number           No. of Shares                       Proxy No.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. EVERY PROPERLY SIGNED PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED FOR THE ITEM SET FORTH ABOVE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                    Dated.......................................



                                    ............................................

                                                    Signature

                                    ............................................

                                                    Signature

                                    Please mark, date and sign as your name
                                    appears hereon and return in the enclosed envelope. If signing as an attorney, executor, administrator, trustee, guardian or other representative capacity, please give your full title as such.